Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Average Contract Length 6.5 Years Annual Revenue $ 319 Annual Cash Flow $ 133 Total Cash Flow Over Life $ 865 Average Capital Investment $ 337 Payback Period 2.5 Years Cash-on-Cash Return 39.5% Q2 '06 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM June '06 actual results

2000 423 2001 0.14 2002 0.3 0 2003 0.42 0 2004 0.52 0 2005 0.63 0 2006E 0.75 2007P 0.9 Digital Share of Total Guest Pay Room Base

I. Growth Expanding Interactive TV and Broadband Networks Increase Number of Rooms Served Increase Guestroom Revenue and Gross Profit Diversify Revenue Sources II. Improved Profitability Focusing on Operating Leverage within Business and Technology III. Cash Flow Generation Managing Capital Investment Activities Business Strategy

Size Of Lodging Network Large MSO - 300 Million Travelers Annually Network Of "Edge Servers" Terabyte Servers in Digital Hotels Other "Download" Opportunities Content Management System Supports Network Nationwide Service Network Interactive/Digital TV Expertise Strategic Assets

Recent Announcements Hyatt Place High Definition TV Leadership 13,000+ HD Guest Rooms Panasonic, Sharp - Pro:Idiom Content Security Guest Connectivity/Hotel Empowerment HSIA Milestones - Expanded Solutions HITEC Press

Growth Initiatives: Digital Platform Focused Healthcare Initiative $850,000 Revenue During Q2 2006 Revenue = $2.0 Million New Sites Include: - Baylor Regional Medical Center - Plano, Texas - Sioux Valley Hospital - Sioux Falls, South Dakota - Fairmont General Hospital - Fairmont, West Virginia IdleAire Initiative System Sales and Service Contracts Now Targeting 175 Locations in 2006 36 Active Sites - 82 Systems Built & Shipped

Profitability: First Time Net Income Achieved in a Second Quarter Net Income of $433,000 vs. Loss of $(1.7) Million in Q2 '05 Q2 2006 Financial Highlights Growth: Total Revenue up 5.5% Digital Platform in 68% of Network Strategic Initiatives Contribute 25% of Revenue Growth Cash Flow Generation: Net Free Cash Flow $11.4 Million vs. $5.1 Million in First 6 Months '05 Twelve Months Trailing Net Free Cash Flow of $19.1 Million

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 66.3 262 266 65.9 68.1 272.9 275.8 70.2 71.9 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Q2 Revenue Growth + 6.2% + 2.8% + 5.5% Digital Platform Installed in 68.2% of Rooms Improved Revenue Per Room Metrics (in millions)

Q2 2006 Q2 2005 % Change Movie Revenue $ 17.02 $ 16.89 0.8% Other Interactive Services 5.85 5.49 6.6% Total Per Guest Pay Room $ 22.87 $ 22.38 2.2% Q2 Revenue Analysis Increases Due To: - Diverse Base of Theatrical Titles - More Popular TV On Demand Programming - Increases in Cable Programming, Offset by TV Internet & Games Per room per month

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 3.2 11.4 13 4 6.1 20.1 22.7 6.1 6.8 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Operating Income (in millions) $3.2 $6.1 $ 6.7

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q2 '06 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -5 -22.7 -20.8 -3.6 -1.7 0.529 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) Q2 '04 Q2 '05 Q2 '06 Net Income $(5.0) $(1.7) $ 0.4 First Time Net Income Achieved in a Second Quarter

Cash Flow Analysis 2006 2005 Q2 '06 Cash from Operations $ 36.3 $ 33.2 $ 67.3 Corp Capital / Minor Extensions (7.3) (8.0) (12.3) Digital Renewal Investment * (7.8) (6.8) (15.1) Pre-Expansion Cash Flow $ 21.2 $ 18.4 $ 40.0 New Room Investment ** (9.8) (13.2) (21.0) Post- Expansion Cash Flow $ 11.4 $ 5.1 $ 19.1 *Digital Upgrade Rooms 30,782 26,256 58,503 **New Digital Rooms 29,869 38,746 62,854 (in millions) TTM 1st 6 Months 6 Mo. Cash from Operations Up 9.3% 6 Mo. Pre-Expansion Cash Flow Up 15.2% 6 Mo. Post-Expansion Cash Flow Up 123.5%

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 17.5 Cash Flow Net Of Investing $6.3 (in millions) $(5.1) $12.8 $17.0 - $19.0

Leverage Metrics Debt $ 280.9 $ 303.2 Debt Net of Cash $ 257.7 $ 279.5 Total Debt Leverage Ratio 2.99x 3.31x Net Debt Leverage Ratios 2.75x 3.05x Q2 2006 Reduced Debt by Additional $5 Million in July 2006 (in millions) Q2 2005

Q3 & Full Year 2006 Guidance Q3 '06 Range FY' 06 Range Revenue $ 76.0 - $ 78.0 $ 288.0 - $293.0 Operating Income $ 7.5 - $ 8.5 $ 25.5 - $ 28.0 Net Income $ 1.0 - $ 2.0 $ 0.0 - $ 2.5 EPS $ 0.05 - $ 0.10 $ 0.00 - $ 0.14 Adjusted Operating Cash Flow $ 25.0 - $ 26.0 $ 94.5 - $ 97.5 Free Cash Flow $ 6.0 - $ 8.0 $ 17.0 - $ 19.0 Capital Investment $ 14.0 - $ 15.0 $ 54.0 - $ 56.0 (in millions except per share)

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(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income